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                         SUPPLEMENT DATED OCTOBER 1, 1997 TO
                           PROSPECTUS DATED MAY 1, 1997 FOR

                    INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                      ISSUED BY

                          NATIONWIDE LIFE INSURANCE COMPANY

                                     THROUGH ITS

                     NATIONWIDE FIDELITY ADVISOR VARIABLE ACCOUNT

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. The following information is added to the "FEDERAL TAX CONSIDERATIONS" section as the second provision:

    PUERTO RICO

         Under the Puerto Rico tax code, Distributions prior to Annuitization are treated as nontaxable return of principal until the principal is fully recovered; thereafter, all Distributions are fully taxable. Distributions after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded; thereafter, the entire Distribution is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from Distributions of income. A personal tax advisor should be consulted.